Exhibit 99.1

Solid Power Appoints John Van Scoter President, CEO and Class I Director

Renewable Energy Industry Expert and Technology Development and Commercialization Leader to Assume Role, Effective June 14

LOUISVILLE, Colo., May 31, 2023 – Solid Power, Inc. (Nasdaq: SLDP), a developer of solid state battery technology, today announced that John Van Scoter has been appointed President, Chief Executive Officer, and a Class I Director of Solid Power, effective June 14, 2023. Mr. Van Scoter succeeds Dave Jansen, the Interim CEO, President and Chair of the Company. Mr. Jansen will continue to serve as Chairperson of the Board and will support Mr. Van Scoter in an advisory role to ensure a seamless transition.

“John’s breadth of renewable energy expertise, as well as his remarkable record of scaling technologies to commercial products, drove the Board’s unanimous confidence in his ability to successfully lead Solid Power. We’re delighted to welcome him to the Company,” said John Stephens, Lead Independent Director. “John’s skillset is uniquely suited to Solid Power’s stage of evolution, as we drive towards commercialization, position the Company to rapidly scale up production and development, and deliver meaningful value to our shareholders over the long-term. We are also deeply grateful to Dave Jansen for his unwavering commitment to Solid Power since its inception and in the role of interim CEO, and we look forward to his continued support.”

Mr. Van Scoter possesses a record of success in developing, commercializing, and maturing renewable energy and other technologies. At Texas Instruments, he brought DLP® technology to market to become the gold standard and market leader in digital displays. As CEO of eSolar, he developed Solar Energy Systems with scalable batteries and transformed their business model for viability and at SRI international, he matured and transitioned artificial intelligence, robotics, and advanced imaging technologies into the marketplace.

“I’m excited to hand over the reins to someone with John’s vision for renewable technology and the skillset to continue driving our mission forward,” said Mr. Jansen. “Thanks to the continued hard work of our team, Solid Power has terrific momentum and a solid foundation from which to achieve our vision of transforming battery technology to drive a new era of safe, low-cost, high-performing energy storage. I look forward to working closely with John to move the Company toward commercialization.”

Mr. Van Scoter said, “I am honored to be joining Solid Power at this important stage of the Company’s evolution, and at such an exciting time for emerging energy technologies. I look forward to working closely with Dave, the Board, and the team to advance Solid Power’s mission to create best-in-class battery technology for a sustainable electrified future.”

About John Van Scoter

Mr. Van Scoter is a leader with deep expertise in leading edge and renewable technologies. He brings extensive experience in high-growth, emerging industries and has a proven track record of developing and bringing new technologies to market.

Mr. Van Scoter held multiple leadership positions over an almost 30-year career with Texas Instruments, including serving as Senior Vice President, Alternative Energy Strategy and Senior Vice President, General Manager of DLP® (Digital Light Processing) Products Division. During his time at Texas Instruments, Mr. Van Scoter was responsible for starting multiple technology businesses and established the DLP® division as a high growth and profit center for the corporation, with DLP® becoming the market leader and gold standard in digital display technology.

Mr. Van Scoter also served as CEO, President and Chairman of solar power company eSolar, Inc., where he spearheaded the development of low cost, innovative, utility scale solar technology, developed solar energy systems, and transformed the company’s business model for commercial viability.

Mr. Van Scoter most recently served as Vice President, General Manager Products of SRI International Inc., an independent nonprofit research institute, where he was responsible for transitioning world-changing artificial intelligence, robotics, and advanced imaging technologies to the international marketplace.

Mr. Van Scoter has served on both public and private boards including TE Connectivity (TEL), eSolar, SRI spin-out Princeton Identity, and Averatek. He has a B.S. in Mechanical Engineering from the University of Vermont.

About Solid Power, Inc.

Solid Power is developing solid state battery technology to enable the next generation of batteries for the fast-growing EV and other markets. Solid Power’s core technology is its electrolyte material, which Solid Power believes can enable extended driving range, longer battery life, improved safety, and lower cost compared to traditional lithium-ion. Solid Power’s business model – selling its electrolyte to cell manufacturers and licensing its cell designs and manufacturing processes – distinguishes the company from many of its competitors who plan to be commercial battery manufacturers. Ultimately, Solid Power endeavors to be a leading producer and distributor of sulfide-based solid electrolyte material for powering both EVs and other applications. For more information, visit http://www.solidpowerbattery.com/.

Forward Looking Statements

All statements other than statements of present or historical fact contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including Solid Power’s or its management team’s expectations, objectives, beliefs, intentions or strategies regarding the future. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “plan,” “outlook,” “seek,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements include our financial guidance for 2023, future financial performance and our strategy, expansion plans, market opportunity, future operations, future operating results, estimated revenues, losses, projected costs, prospects, and plans and objectives of management. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Solid Power disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Readers are cautioned not to put undue reliance on forward-looking statements and Solid Power cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Solid Power, including the following factors: (i) risks relating to the uncertainty of the success of our research and development efforts, including our ability to achieve the technological objectives or results that our partners require, and to commercialize our technology in advance of competing technologies; (ii) risks relating to the non-exclusive nature of our original equipment manufacturers and joint development agreement relationships; (iii) our ability to negotiate and execute supply agreements with our partners on commercially reasonable terms; (iv) our ability to protect our intellectual property, including in jurisdictions outside of the United States; (v) broad market adoption of EVs and other technologies where we are able to deploy our cell technology and electrolyte material, if developed successfully; (vi) our success in retaining or recruiting, or changes required in, our officers, key employees, including technicians and engineers, or directors; (vii) risks and potential disruptions related to management transitions; (viii) changes in applicable laws or regulations; (ix) risks related to technology systems and security breaches; (x) the possibility that we may be adversely affected by other economic, business or competitive factors, including supply chain interruptions, and may not be able to manage other risks and uncertainties; (xi) risks relating to our status as a research and development stage company with a history of financial losses, and an expectation to incur significant expenses and continuing losses for the foreseeable future; (xii) rollout of our business plan and the timing of expected business milestones; (xiii) the termination or reduction of government clean energy and electric vehicle incentives; (xiv) delays in the construction and operation of production facilities; and (xv) changes in domestic and foreign business, market, financial, political and legal conditions. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the “Risk Factors” section of Solid Power’s Annual Report on Form 10-K for the year ended December 31, 2022 and other documents filed by Solid Power from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Solid Power gives no assurance that it will achieve its expectations.

Contact Information

Kevin Paprzycki

Chief Financial Officer

1 (800) 799-7380

investors@solidpowerbattery.com

Website: www.solidpowerbattery.com